UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013 (January 18, 2013)

DISCOUNT DENTAL MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54381	26-1974399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13455 Noel Road, Suite 1000 Dallas, TX 75240
(Address of principal executive offices) (zip code)

(949) 415-7478
(Registrant’s telephone number, including area code)

92 Corporate Park, C-141 Irvine, CA 92606
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 18, 2013, we entered into a Termination Agreement and General Release (“DeCiccio Agreement”) with Gerald A. DeCiccio, our sole officer and director.  Under the terms of the DeCiccio Agreement, Mr. DeCiccio elected to terminate that certain amended Independent Contractor Agreement dated January 1, 2012, under which he served as our sole officer (President, Secretary and Treasurer).  As of January 18, 2013, we owed Mr. DeCiccio $116,700, which amount was turned into a promissory note dated January 18, 2013 (“DeCiccio Note”).  Under the DeCiccio Agreement, Mr. DeCiccio agreed to release the company from any and all claims or potential claims, known or unknown.  Mr. DeCiccio will continue to serve on our Board of Directors.

On January 18, 2013, we entered into a Termination Agreement and General Release (“Clemons Agreement”) with Eric Clemons, one of our shareholders.  Under the terms of the Clemons Agreement, Mr. Clemons elected to terminate that certain amended Independent Contractor Agreement dated January 1, 2012, under which he provided capital market strategies and capital formation, with the effective date of such termination being December 31, 2012.  As of December 31, 2012, we owed Mr. Clemons approximately $125,400, which was turned into a $120,000 principal amount promissory note dated January 18, 2013.  Under the Clemons Agreement Mr. Clemons agreed to release the company from any and all claims or potential claims, known or unknown.

On January 18, 2013, we entered into a Termination Agreement and General Release (“Sandhu Agreement”) with Paul Sandhu, one of our shareholders.  Under the terms of the Sandhu Agreement, Mr. Sandhu elected to terminate that certain amended Independent Contractor Agreement dated January 1, 2012, under which he provided specialized marketing and strategic planning, with the effective date of such termination being December 31, 2012.  As of December 31, 2012, we owed Mr. Sandhu approximately $179,000, which was turned into a $120,000 principal amount promissory note dated January 18, 2013.  Under the Sandhu Agreement Mr. Sandhu agreed to release the company from any and all claims or potential claims, known or unknown.

Section 4 – Matters Related to Statements Accountants and Financial

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On January 18, 2013, our Board of Directors approved the dismissal of Windes & McClaughry Accountancy Corporation (“Windes”) as our independent auditor, effective immediately, and notified them of such dismissal.

Windes audited our financial statements, including our balance sheets as of June 30, 2012 and 2011 and our related statements of operations, changes in stockholders’ equity, and statements of cash flows for the period from February 22, 2010 (inception) through June 30, 2012.  The audit report of Windes on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the reports of Windes, for the Audit Period contained an emphasis of a matter paragraph which indicated conditions existed which raised substantial doubt about our ability to continue as a going concern.

During the fiscal years ended June 30, 2012 and 2011, and through Windes’s dismissal on January 18, 2013, there were (1) no disagreements with Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Windes, would have caused Windes to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Windes with a copy of this disclosure on or about January 16, 2013, providing Windes with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Windes’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Windes as our independent auditor, the Board of Directors appointed Hartley Moore Accountancy Corporation (“Hartley Moore”) as our independent auditor.

During the year ended June 30, 2012 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Hartley Moore with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Hartley Moore concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or about January 18, 2013, Gerald A. DeCiccio submitted his resignation as our President, Secretary and Treasurer, effective immediately.

On January 18, 2013, Mr. Wesley Tate was appointed as our new Interim President, Secretary and Treasurer, effective immediately.

Wesley Tate. Prior to joining Discount Dental Materials, Inc., Mr. Tate was the owner of Strategic Business Associates, a Tennessee company providing consulting services to start-up and small companies, assisting with the inception of an idea through growing a successful business.  Prior to starting his own company, Mr. Tate served as the Chief Financial Officer for HST Global, Inc., a Bio-Technology Development Stage Company located in Hampton, VA.  Mr. Tate also served as the Director of Operations for The Health Network, Inc., a Health and Wellness company located in Hampton, VA.  Other positions include Executive Vice President and Chief Operating Officer for InnerLight Inc. located in Provo, Utah, Director of Finance for Beverly Sassoon and Co. in Boca Raton, Florida and Finance Director for Strategic Telecom Systems in Knoxville Tennessee. Wes has spent over 15 years overseeing all financial and operational responsibilities for companies in a variety of industries including bio-technology, pharmaceutical, health care, construction and telecommunications.

Mr. Tate received his Bachelor of Science degree from the University of Tennessee, Knoxville, with majors in Finance and Psychology, and earned his Masters of Business Administration from the University of Tennessee, Knoxville, with concentrations in finance and management. Wes served his country in the United States Army.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination Agreement and General Release with Gerald A. DeCiccio dated January 18, 2013
10.2	Termination Agreement and General Release with Eric Clemons dated January 18, 2013
10.3	Termination Agreement and General Release with Paul Sandhu dated January 18, 2013
10.4	Promissory Note Issued to Gerald A. DeCiccio dated January 18, 2013
10.5	Promissory Note Issued to Eric Clemons dated January 18, 2013
10.6	Promissory Note Issued to Paul Sandhu dated January 18, 2013
16.1	Letter dated January 18, 2013 from Windes & McClaughry Accountancy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discount Dental Materials, Inc.
a Nevada corporation

Dated: January 24, 2013		/s/ Wesley Tate
	By:	Wesley Tate
	Its:	Interim President